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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: February 17, 2000

                            COLLEGELINK.COM INCORPORATED
              (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                0-5388                16-0961436
  (State or Other Jurisdiction   (Commission           (IRS Employer
     of Incorporation)            File Number)         Identification No.)

 55 Hammarlund Way, Middletown, RI                                       02842
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's Telephone number, including area code (401) 845-8800
              (Registrant's Telephone Number, Including Area Code)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On February 17, 2000, CollegeLink.com Incorporated ("CollegeLink") acquired Student Success, Inc. ("Student Success"). Student Success is a leading provider of onsite high school and college preparatory programs for students and their families under its Making College Count(R) and Making High School Count(TM) trademarks. Through this channel, CollegeLink intends to continue to expand its presence and awareness of its services with high school students. Student Success presented its seminars to more than 215,000 students at about 900 high schools and junior colleges nationwide last year. These programs were sponsored by eight major consumer products companies.


         The acquisition was structured as a merger of Student Success into CollegeLink Corporation, a wholly-owned subsidiary of Collegelink (the "CollegeLink Sub"). As consideration for the acquisition, Student Success stockholders received $300,000 in advance of the closing, and at the closing each share of Student Success common stock was converted into (a) $2,200 in cash and (b) 1,625 shares of CollegeLink Common Stock, plus cash for any fraction of a share remaining after conversion. In the aggregate, the stockholders of Student Success received 1,620,000 shares of CollegeLink Common Stock and $2,500,000 in cash. CollegeLink also assumed approximately $200,000 of Student Success' liabilities in connection with the merger.

         Two principal stockholders of Student Success have become officers of CollegeLink and the CollegeLink Sub. Patrick O'Brien, former President of Student Success, has become Chief Executive Officer of both CollegeLink and the
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CollegeLink Sub. Bradford J. Baker, former Chief Operating Officer of Student
Success, has become Vice President - Sales and Marketing of both CollegeLink and the CollegeLink Sub. Messrs. O'Brien and Baker each entered into employment agreements with CollegeLink and each received options to purchase up to 200,000 shares of CollegeLink Common Stock, subject to certain vesting requirements.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of business acquired.

         Financial statements of Student Success are incorporated by reference to the Registrant's Amendment No. 4 to Form S-1, Registration Statement (Reg. No. 333-85079,) filed with the SEC on January 20, 2000.

(b) Pro forma financial information

         Pro forma financial information is incorporated by reference to the Registrant's Amendment No. 4 to Form S-1, Registration Statement (Reg. No. 333-85079), filed with the SEC on January 20, 2000.


INDEX TO EXHIBITS


EXHIBIT     NO      DESCRIPTION
-------     --      -----------

 X         2.1     Articles of Merger Merging Student Success, Inc. into
                   CollegeLink Corporation, dated February 17, 2000;

 X         2.2     Certificate of Merger Merging Student Success, Inc. with
                   and into CollegeLink Corporation, dated February 17, 2000;

(1)        2.3     Agreement and Plan of Merger dated as of October 20, 1999
                   by and among Cytation.com Incorporated, CollegeLink.com
                   Incorporated, Student Success, Inc., Bradford J. Baker,
                   Patrick S. O'Brien and the Patrick S. O'Brien Stock Trust.

 X         2.4     First Amendment to Agreement and Plan of Merger dated
                   February 15, 2000 by and among CollegeLink.com Incorporated,
                   CollegeLink Corporation, Student Success, Inc., Bradford J.
                   Baker, Patrick S. O'Brien and the Patrick S. O'Brien Stock
                   Trust.

 X         10.1    Amended and Restated Noncompetition and Employment
                   Agreement dated February 15, 2000, by and between
                   CollegeLink.com Incorporated and Patrick S. O'Brien.

 X         10.2    1999 Stock Option Plan Stock Option Agreement dated
                   February 10, 2000, by and between CollegeLink.com
                   Incorporated and Patrick S. O'Brien.

 X         10.3    Amended and Restated Noncompetition and Employment
                   Agreement dated February 15, 2000, by and between
                   CollegeLink.com Incorporated and Bradford J. Baker.
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 X         10.4    1999 Stock Option Plan Stock Option Agreement dated
                   February 10, 2000, by and between CollegeLink.com
                   Incorporated and Bradford J. Baker.

------------------

x    Filed herewith.

(1)  Incorporated by reference to Exhibit No. 10.17 of the Registrant's
     Amendment No. 2 to Form S-1, Registration Statement, filed November 26,
     1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COLLEGELINK.COM INCORPORATED

DATE: March 3, 2000                         By:  /s/ Richard A. Fisher
                                                 ---------------------

                                            Name:   Richard A. Fisher
                                            Title:  Chairman